SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 17, 2010

Grid Petroleum Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-143597	NA
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Cove Park Road NE, Calgary, AB	T3K 5XB
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  612-604-4914

_______________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

  Item 1.01 Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On March 15, 2010, we executed an Asset Purchase and Sale Agreement (the “Purchase Agreement”) by and between us and Murrayfield Limited (“Murrayfield”), a company domiciled in Nevis.   Pursuant to the Purchase Agreement, we acquired assets in the SE Jonah Field, an area of premium natural gas reserves within the Greater Green River Basin in the Rocky Mountains area of Wyoming (the “Acquisition”).

The Green River Basin area contains approximately 26 TCF (Trillion Cubic Feet) of natural gas, with the Jonah Field estimated to contain 7 to 10 TCF according to the Wyoming State Geological Survey. The Jonah Field currently produces from in excess of 500 wells. This well-defined region also our model of low-risk, high-impact exploration and development, in that the region has an incredibly high success rate for drilling and completion. It is reported that in 2006, over 3,000 wells were drilled with a success rate of almost 98%.

Oilfield services giant Schlumberger has been retained to commence updating a technical report on the prospect, for analysis and development appraisal of the property. We look forward to detailing the report’s findings in the near future. It is hoped that a development work program will commence on the property soon after the report is fully processed, and the potential resource is better defined.

In addition, pursuant to the terms and conditions of the Purchase Agreement:

▪	We paid $300,000.00 for the assets;

▪	We assumed all liabilities and obligations of Murrayfield;

▪	The Purchase Agreement closed on March 17, 2010; and

▪	Each of the parties to the Purchase Agreement provided customary representations and warranties and closing conditions.

A copy of the Purchase Agreement is attached hereto as Exhibit 2.1, and is incorporated herein by reference. The foregoing description of the Purchase Agreement is qualified in iys entirety by reference to the full text of the Purchase Agreement.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the completion of acquisition of assets is incorporated by reference into this Item 2.01.

Section 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On March 15, 2010, we issued a press release announcing Acquisition. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information included in this Item 7.01 as well as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
2.1	Asset Purchase and Sale Agreement, dated March 15, 2010
99.1	Press Release Dated March 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grid Petroleum Corp.

/s/ Paul Watts
Paul Watts
President, CEO and Director
Date: March 22, 2010